UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 23, 2026

Getty Images Holdings, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-41453	87-3764229
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

605 5th Ave S. Suite 400

Seattle, WA 98104

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (206) 925-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Class A Common Stock	GETY	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on October 12, 2026, Getty Images Holdings, Inc. (the “Company”) and certain of its subsidiaries entered into a restructuring support agreement (the “RSA”) with the Company’s majority shareholders and certain holders of the Company’s outstanding funded indebtedness, which contemplates, among other things, debtor-in-possession financing to be provided to the Company by certain of the Company’s shareholders in an amount of up to $143.0 million, as described below. The financing, together with cash generated from ongoing operations, is intended to fund the chapter 11 process and to support the continued operation of the Company’s business in the ordinary course.

On October 21, 2026, the Company and its subsidiaries Getty Images, Inc., Griffey Midco (DE), LLC, Abe Investment Holdings, Inc., Getty Images (US), Inc., Getty Images News Services (PRC), Inc. and Getty Images (Seattle), Inc. (collectively with the Company, the “Company Parties”) filed voluntary petitions (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) to implement a prepackaged chapter 11 plan of reorganization (the “Plan”) in accordance with the RSA.

On October 23, 2026, following the Bankruptcy Court’s entry of an order approving the DIP Facility on an interim basis on October 23, 2026 (the “Interim DIP Order”), the Company, as borrower, entered into a debtor-in-possession credit agreement (the “DIP Credit Agreement”) with Cantor Fitzgerald Securities, as administrative agent and collateral agent, and the lenders party thereto (the “DIP Lenders”), providing for a senior secured super-priority debtor-in-possession term loan facility in an aggregate principal amount of up to $143.0 million (the “DIP Facility”). The Company’s obligations under the DIP Facility are guaranteed by each of the other Company Parties.

The DIP Facility consists of (i) $85.0 million in aggregate principal amount of term loans (the “Interim DIP Term Loans”), available in a single drawing upon satisfaction of certain conditions, including entry of the Interim DIP Order, (ii) $28.0 million in aggregate principal amount of term loans (the “Final Term Loans”), available in a single draw upon satisfaction of certain conditions, including entry of a final order of the Bankruptcy Court approving the DIP Facility (the “Final DIP Order” and, together with the Interim DIP Order, the “Orders”), and (iii) $30.0 million in aggregate principal amount of delayed draw term loan commitments (such commitments, when funded, the “Delayed Draw Term Loans”), available in up to five draws upon satisfaction of certain conditions. Amounts borrowed under the DIP Facility and subsequently repaid or prepaid may not be reborrowed. The Company borrowed the Interim DIP Term Loans on October 23, 2026, and as of such date $85.0 million aggregate principal amount of term loans were outstanding under the DIP Facility.

Subject to the terms of the Orders and the approved budget (subject to permitted variances), the proceeds of the Interim DIP Term Loans and the Final Term Loans will be used to (i) pay costs, fees and expenses related to the Chapter 11 Cases, including the carve out and adequate protection claims authorized by the Bankruptcy Court, (ii) pay costs and expenses related to the DIP Facility, (iii) fund general corporate purposes and the working capital needs and expenditures of the Company Parties and (iv) fund any other purpose set forth in the approved budget. The proceeds of the Delayed Draw Term Loans may be used solely to make certain specified payments set forth in the approved budget (or to replenish cash on hand used to make such payments).

Subject to the carve out, the obligations under the DIP Facility constitute allowed super-priority administrative expense claims in the Chapter 11 Cases and are secured by liens on substantially all assets of the Company Parties (the “DIP Collateral”), subject to certain exceptions and limitations. The liens securing the DIP Facility rank (i) first in priority with respect to certain DIP Collateral, including (1) previously unencumbered property which includes 35% of the previously unencumbered equity interests of certain foreign subsidiaries directly owned by a Company Party, (2) a segregated account into which the proceeds of the DIP Facility are deposited (including such deposited amounts and any amounts withdrawn therefrom, other than withdrawn amounts used in accordance with the DIP Credit Agreement and the Orders) and, (3) subject to entry of the Final DIP Order, the proceeds of certain avoidance actions and certain other recoveries described in the Orders, and (ii) junior to the liens securing certain prepetition secured debt of the Company Parties on property that constitutes collateral for such prepetition secured debt. The relative priorities of the liens on each category of DIP Collateral are as set forth in the Interim DIP Order.

Loans under the DIP Facility bear interest, at the Company’s option, at a rate of Term SOFR plus 5.00% per annum or a base rate plus 4.00% per annum, payable in kind by adding accrued interest to the outstanding principal amount of the loans. Subject to entry of the Final DIP Order, if, prior to the effective date of the Plan (the “Plan Effective Date”), the RSA is terminated pursuant to certain specified provisions thereof, the Company will be obligated to pay to the DIP Lenders an exit fee in cash equal to 2.00% of the total aggregate outstanding loans under the DIP Facility (including interest paid in kind and accrued interest not yet paid in kind).

The DIP Facility matures on the earliest of (i) January 31, 2027, (ii) the Plan Effective Date, (iii) the consummation of a sale of all or substantially all of the assets of the Company Parties under section 363 of the Bankruptcy Code, (iv) dismissal of any of the Chapter 11 Cases or conversion of any such case to a case under chapter 7 of the Bankruptcy Code and (v) the acceleration or termination of the DIP Facility in accordance with the terms of the DIP Credit Agreement. Unless, in accordance with the conditions set forth in the DIP Credit Agreement, the Interim DIP Term Loans and the Final Term Loans are equitized into new common equity interests and the Delayed Draw Term Loans are equitized into new preferred equity interests, the loans under the DIP Facility must be repaid in cash on the maturity date. The DIP Credit Agreement also requires the Company Parties to achieve certain customary milestones in the Chapter 11 Cases.

The DIP Credit Agreement includes certain conditions precedent, representations and warranties, affirmative and negative covenants and events of default customary for financings of this type and size, including a requirement that the Company Parties maintain cash on hand (inclusive of cash in the segregated DIP account) of at least $15.0 million at all times and a budget variance covenant. Certain bankruptcy-related events are also events of default, including, but not limited to, the failure to meet the milestones in the Chapter 11 Cases, dismissal by the Bankruptcy Court of any of the Chapter 11 Cases, the conversion of any of the Chapter 11 Cases to a case under chapter 7 of the Bankruptcy Code, the RSA ceasing to be in full force and effect and certain other events related to the impairment of the DIP Lenders’ rights or liens granted under the DIP Credit Agreement and the Interim DIP Order or the Final DIP Order.

The foregoing description of the DIP Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the DIP Credit Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 1.03. Bankruptcy or Receivership.

The information regarding the DIP Facility set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 1.03 by reference.

Additional information about the Chapter 11 Cases is available at https://restructuring.ra.kroll.com/GettyImages. The information on, or accessible through, such website is not part of, and is not incorporated by reference into, this Current Report on Form 8-K. For copies of motions and orders filed with the Bankruptcy Court and other documents related to the court-supervised process, please visit https://ecf.deb.uscourts.gov.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the DIP Facility set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Cautionary Note Regarding the Company’s Securities

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the recovery by the holders of the Company’s securities if the Plan is confirmed. Under the Plan, all shares of the Company’s Class A common stock (the “Common Stock”) and all other existing equity interests in the Company will be cancelled, discharged, and extinguished on the effective date of the Plan, and holders of the Common Stock and other existing equity interests (including the Company’s majority shareholders) will not receive or retain any distribution, recovery or property on account of their Common Stock or other existing equity interests if the Plan is confirmed.

Cautionary Note Regarding Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements in this Current Report on Form 8-K include, among others, statements regarding the RSA, the Chapter 11 Cases, the Plan, the DIP Facility, the Company’s expected funding of the Chapter 11 Cases, the Company’s expected operations during the Chapter 11 Cases and the expected treatment of claims and interests. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of the Company’s management and are not predictions of actual performance. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the Company’s control.

These forward-looking statements are subject to a number of risks and uncertainties, including: the Company’s ability to consummate the restructuring contemplated by the RSA and the Plan on the terms set forth therein or at all; the ability of the Company Parties to satisfy the milestones and other conditions under the RSA and the DIP Facility, to comply with the terms, covenants and milestones of the DIP Facility, and the risk that the RSA or DIP Facility is terminated; the Company’s ability to obtain the requisite acceptances of the Plan and to obtain final Bankruptcy Court approval of the DIP Facility and approval of the Plan and other motions and requests filed in the Chapter 11 Cases; risks attendant to the chapter 11 process, including the effects of the Chapter 11 Cases on the Company’s liquidity, results of operations and business, and on its relationships with customers, content contributors, suppliers, employees and other third parties; the Company’s ability to maintain sufficient liquidity, including the availability of funding under the DIP Facility and cash generated from ongoing operations, to fund the Chapter 11 Cases and its operations; objections to the restructuring contemplated by the RSA and Plan, the DIP Facility or other pleadings that could protract the Chapter 11 Cases; the length of time the Company will operate under chapter 11 protection; increased legal and other professional costs; the receipt of required regulatory approvals; the treatment of existing equity interests under the Plan, which would result in holders of the Common Stock not receiving or retaining any property on account of such interests; the outcome of the warrant litigation and related matters; the delisting of the Common Stock from the New York Stock Exchange and the limited trading market for the Common Stock on the OTC Pink Limited Market; the risk that the Company may lose the right to use “Getty Images” trademarks; the risks associated with the Company’s expression of substantial doubt about its ability to continue as a going concern; the Company’s ability to continue to license third-party content and offer relevant quality and diversity of content to satisfy customer needs; the Company’s ability to attract and retain customers and key personnel; the risk that the Company operates in a highly competitive market; the legal, social and ethical issues relating to the use of new and evolving technologies, such as artificial intelligence; the risks of technological interruptions or cybersecurity vulnerabilities; changes in applicable laws or regulations; and other risks and uncertainties identified in “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission (the “SEC”) on March 16, 2026, as amended by Amendment No. 1 on Form 10-K/A filed with the SEC on April 27, 2026 (the “2025 Form 10-K”), and in the Company’s other filings with the SEC. If any of these risks materialize or the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements.

The risks described under the heading “Item 1A. Risk Factors” in the 2025 Form 10-K and in the Company’s other filings with the SEC are not exhaustive. New risk factors emerge from time to time and it is not possible to predict all such risk factors, nor can the Company assess the impact of all such risk factors on its business or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. The Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

Exhibits.

Exhibit No.	Description
10.1	Debtor-in-Possession Credit Agreement, dated as of October 23, 2026, among Getty Images Holdings, Inc., as borrower, Cantor Fitzgerald Securities, as administrative agent and collateral agent, and the lenders party thereto.

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GETTY IMAGES HOLDINGS, INC.

Date: October 26, 2026	By:	/s/ Kjelti Kellough
	Name:	Kjelti Kellough
	Title:	Senior Vice President, General Counsel, and Corporate Secretary

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